I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S L L O Y D ’ S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investment Portfolio Update November 2008 Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
Information as of November 30, 2008 included in this presentation comprise preliminary estimates made by the Company based on information available as of November 28,
2008 and is subject to change.

The estimated fair value of Max’s investment portfolio ($5.0 billion), excluding investment income, has declined approximately $45 million, or $0.81 per share, between Sept. 30 and Nov. 30, 2008
Fixed maturities portfolio (82%): increased $25 million
Alternative investments (18%): decreased $70 million
Fourth quarter underwriting results are performing as expected
No material increase in 2008 storm losses is expected
Life reserves performing as expected and contain no variable annuities
Max continues to have capital to opportunistically execute its business
Max increases its capital position as it reduces its alternative asset portfolio
Max believes it has significant liquidity
Approximately $725 million of cash on hand at Nov. 30, 2008
Substantial positive cash flow from operations, near term asset maturities and paydowns
$150 million of short term debt maturing in 2012 and $100 million of long term debt maturing in 2017
Max Capital’s Balance Sheet Remains Strong

Max believes its fixed maturities portfolio is well diversified, of high quality and highly liquid
Over 70% of the portfolio is Aaa-rated and above, less than 2% is Baa-rated or below
Cash and bonds maturing within 3 years is approximately $1.6 billion
All bonds are current as to principal and interest
The portfolio is tailored to Max’s liabilities – duration, curve, and currency
The portfolio can be thought of as two sub-portfolios
Portfolio of ~ $1 billion matched to life & annuity benefits with a duration of 9.7 years
Portfolio of ~ $3 billion matched to property & casualty loss reserves with a duration of 2.3 years
November 30, 2008 preliminary, estimated fixed maturities portfolio information:
Max’s Fixed Maturities Portfolio – High Quality & Highly
Liquid
($ in millions of US
dollars)
Amortized Fair Unrealized Book % of Fair % of Fair % of
Sector Cost Value Gain/(Loss) Yield Duration Portfolio Rating Value Fair Value Duration Value Fair Value
Cash 725 $          725 $         - $              1.25 0.12 17.5% Tsy 635 $       15.3% <1Yr 1,525 $     36.7%
Government 590 635 45 4.32 12.74 15.3% Agy 825 19.9% 1 to 3Yr 960 23.1%
Agency 270 280 10 4.34 4.98 6.7% Aaa 1,615 38.9% 3 to 5Yr 560 13.5%
MBS 475 475 - 5.28 2.30 11.4% Aa 390 9.4% 5 to 7Yr 195 4.7%
CMO 190 170 (20) 5.30 2.34 4.1% A 620 14.9% 7 to 9Yr 100 2.4%
ABS 240 205 (35) 5.01 3.15 4.9% Baa 55 1.3% 9+Yr 810 19.5%
CMBS 235 205 (30) 5.25 2.80 4.9% Below 10 0.2%
Corporate 1,490 1,410 (80) 4.86 4.06 34.0%
Municipal 45 45 - 3.85 10.86 1.1%
Preferred Stock - - - - - -
Total 4,260 $       4,150 $      (110) $            4.22 4.46 100.0% Total 4,150 $    100.0% Total 4,150 $     100.0%

Approximately 50% of Max’s fixed maturities portfolio is invested in cash, governments, agencies, and agency mortgage-backed securities (“MBS”)
Approximately $725 million of cash on hand at Nov. 30, 2008
Government bonds of approximately $635 million
Greater than 95% are issued by the US, UK, Germany, France, and Netherlands
Agencies are primarily Fannie, Freddie, and FHLB with a duration of 4.98 years
Agency MBS are plain vanilla GNMA, FNMA, FHLM 15 and 30 year pass-throughs
Weighted avg. coupon of approx. 5.5% / Weighted avg. maturity of approx. 22 years
Cash, Governments, Agencies, And Agency MBS
($ in millions of US
dollars)
Fair % of
Fair % of Fair % of
Issuer Value Portfolio
Rating Value Fair Value Duration Value Fair Value
Tsy 635 $       30.2% <1Yr 1,050 $     50.0%
Agy 740 35.2% 1 to 3Yr 275 13.1%
Cash 725 $        17.5% Aaa 725 34.5% 3 to 5Yr 125 6.0%
Governments 635 15.3% Aa - 0.0% 5 to 7Yr 60 2.9%
Agencies 280 6.7% A - 0.0% 7 to 9Yr 30 1.4%
Agency MBS 460 11.1% Baa - 0.0% 9+Yr 560 26.7%
Below - 0.0%
Total 2,100 $     50.6% Total 2,100 $    100.0% Total 2,100 $     100.0%

Max’s corporate portfolio has an estimated fair value of approximately $1.4 billion or
34% of the portfolio at Nov. 30, 2008
Average credit rating of Aa+
Credit duration is short – 3.8 years overall / 1.6 years in the non-life portfolio
Average issuer size is approximately 0.2% or $6.8 million
No single issuer is greater than 1.3% / Only 3 issuers are greater than 1% position
Highly Rated Corporate Bonds
Issuer Fair Value
% of
Portfolio Issuer Fair Value
% of
Portfolio
(in '000s of USD) (in '000s of USD)
Finance Industrials
KFW-KREDIT WIEDERAUFBAU 54,000 1.3% WAL-MART STORES 27,000 0.7%
GENERAL ELECTRIC 50,000 1.2% CONOCOPHILLIPS 15,000 0.4%
CREDIT SUISSE 34,000 0.8% UNITED TECHNOLOGIES CORP 14,000 0.3%
CITIGROUP INC 33,000 0.8% PROCTER & GAMBLE CO 13,000 0.3%
JPMORGAN CHASE & CO 32,000 0.8% UNILEVER NV 11,000 0.3%
BANK OF AMERICA CORP 27,000 0.7% WYETH 10,000 0.2%
MERRILL LYNCH & CO 27,000 0.7% PEPSICO INC 10,000 0.2%
WELLS FARGO COMPANY 26,000 0.6% AVON PRODUCTS INC 9,000 0.2%
HYPO PFANDBRIEFBK INTL 26,000 0.6% FRANCE TELECOM 9,000 0.2%
MORGAN STANLEY 24,000 0.6% GENENTECH INC 9,000 0.2%
Utilities Yankee / Sovereign
GEORGIA POWER COMPANY 16,000 0.4% EUROPEAN INVESTMENT BANK 46,000 1.1%
PUBLIC SERV CO OF COLO 14,000 0.3% INTL BK RECON & DEVELOP 14,000 0.3%
CONS EDISON CO OF NY 10,000 0.2% CAISSE D'AMORT DETTE SOC 12,000 0.3%
FLORIDA POWER CORP 8,000 0.2% REPUBLIC OF AUSTRIA 8,000 0.2%
RWE AG 6,000 0.1% RESEAU FERRE DE FRANCE 7,000 0.2%
SOUTH CAROLINA ELEC&GAS 6,000 0.1% ONTARIO (PROVINCE OF) 5,000 0.1%
SOUTHERN CALIF GAS CO 5,000 0.1% INTER-AMERICAN DEVEL BK 5,000 0.1%
DOMINION RESOURCES INC 4,000 0.1% INTL FINANCE CORPORATION 5,000 0.1%
DETROIT EDISON COMPANY 3,000 0.1% HYDRO-QUEBEC 3,000 0.1%
UNION ELECTRIC CO 3,000 0.1% REPUBLIC OF LITHUANIA 3,000 0.1%
($ in millions of
US dollars)
Fair % of
Rating Value Fair Value
Aaa 420 $        29.8%
Aa 355           25.2%
A 585           41.5%
Baa 50             3.5%
Below -           0.0%
  Total 1,410 $     100.0%
Fair % of
Duration Value Fair Value
<1Yr 300 $         21.3%
1 to 3Yr 505            35.8%
3 to 5Yr 205            14.5%
5 to 7Yr 125            8.9%
7 to 9Yr 70              5.0%
9+Yr 205            14.5%
  Total 1,410 $      100.0%

CMBS portfolio has an estimated fair value of approximately $205 million or 5%
of the portfolio at Nov. 30, 2008
Comprised largely of senior and super-senior tranches
98% Aaa-rated with 70% 2005 and prior vintages
Very little “pro-forma” projection underwriting utilized in Max’s CMBS holdings
Growing amounts defeased with treasury and agency collateral
Cash-flow and stress testing show that substantial economic deterioration is required before Max loses principal
Commercial Mortgage Backed Securities (“CMBS”)
* Information is as of October 31, 2008
Vintage % of Portfolio
% of
CMBS Avg Life*
Avg
Rating*
Original
Support
Current
Support as
of 10/31/08
Defeased
with Tsy /
Agy*
Adjusted
Support* DSCR* Orig LTV*
90+
Delinq.*
Accum
Loss*
Fair Value
(millions of
USD)
2007 0.55% 11.19% 3.93 AAA 32.47% 35.79% 0.00% 35.79% 2.86 50.94% 0.54% 0.00% 23 $
2006 0.92% 18.66% 4.55 AAA 27.42% 29.03% 0.14% 25.96% 1.71 63.74% 0.70% 0.00% 38
2005 1.49% 30.13% 2.18 AA+ 25.14% 26.15% 5.63% 27.74% 1.74 68.47% 0.87% 0.00% 62
2004 0.65% 13.08% 2.50 AAA 13.96% 15.01% 16.88% 18.16% 1.90 64.48% 0.05% 0.11% 27
2003 0.44% 8.97% 2.30 AAA 18.77% 25.79% 23.75% 33.04% 1.93 66.76% 0.19% 0.06% 18
<=2002 0.89% 17.96% 2.03 AAA 22.09% 38.67% 32.47% 57.16% 1.56 63.30% 0.11% 0.03% 37
Total 4.94% 100.00% 2.84 AAA 23.81% 28.53% 11.89% 32.82% 1.87 64.02% 0.50% 0.02% 205 $

Sub-prime and Alt-A asset-backed securities (“ABS”) have an estimated fair value of approximately $68 million or 1.6% of the portfolio at Nov. 30, 2008
Short duration and average life
Over 50% Aa+ or better
Max’s sub-prime and Alt-A portfolio is performing as expected
No loss of principal or income is expected
Increasing levels of over-collateralization
Cushion factors remain adequate
Sub-Prime And Alt-A ABS Holdings Continues To Perform
*  Deal loss projection assumes that all currently delinquent loans are defaulted, with forward default rates and recovery rates specific to each deal
** Information is as of October 31, 2008
Vintage % of Portfolio
% of
SubPrime
Avg
Life**
Avg
Rating**
Original
Support
Current
Support as
of 10/31/08
Deal Loss
Projection*
Cushion
Factor**
90+
Delinq.**
Accum
Loss**
Fair Value
(millions of
USD)
2007 0.0% 2.5% 2.73 BAA 24.40% 28.49% 31.49% -3.00% 29.09% 4.84% 2 $
2006 0.9% 56.4% 1.46 AA 30.57% 41.95% 16.27% 25.68% 27.14% 4.31% 38
2005 0.3% 20.8% 2.01 AAA 17.25% 25.79% 16.59% 9.20% 19.28% 1.76% 14
2004 0.2% 10.3% 5.52 AA+ 5.25% 12.77% 4.23% 8.54% 3.94% 0.31% 7
2003 0.1% 4.7% 1.54 A+ 95.07% 96.12% 1.61% 94.51% 1.18% 0.90% 3
<=2002 0.1% 5.5% 4.15 AA 57.43% 61.84% 3.74% 58.10% 7.84% 1.73% 4
Total 1.6% 100.00% 2.17 AA 29.52% 38.87% 14.12% 24.75% 20.92% 3.09% 68 $

Max’s alternative asset return of -6.8% for October and November compares with the HFRX
Fund of Funds Index return of -11.7% for the same period and -23.2% for the S&P.
Max’s alternative asset returns continue to compare favorably to other spread asset classes over the last two months, 11 month (2008), and 23 month (2007-2008) time periods:
Alternative Assets
* Past performance should not be considered to be a reliable indicator of future performance
The portfolio is being rebalanced to reflect a more market neutral / lower volatility strategy
Alternative assets are expected to be down to 15% of total investments by the end of Q1 2009
Max is redeeming managers who’s exposures do not fit the market neutral / low volatility profile
Approximately 16% of the alternative asset portfolio
Max expects to have received the majority of the cash and have eliminated the related economic exposure by March 2009
Max implemented a hedging strategy to reduce our exposure to these redeemed managers in mid October, but residual basis risk remains
The cost of the redeemed portfolio, net of the hedge, has been approximately $50 million since
Sept 30  .
Oct /Nov 2007 to
Asset Class 2008 2008 2008
Max Capital AI Portfolio -6.8% -18.4% -4.3%
HFRI Fund of Funds -11.7% -23.5% -14.5%
S&P 500 -23.2% -39.0% -36.9%
High Yield -23.3% -31.5% -30.0%
5 - 7 Year Corporate A -1.2% -12.0% -7.3%
5 - 7 Year Corporate BBB -9.5% -14.3% -9.5%
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